Auditor Fees (Tables)	12 Months Ended
Dec. 31, 2025
Auditor's remuneration [abstract]
Summary of detailed information of auditors remuneration
The fees in relation to the audit and related services for the years ended December 31, 2025, 2024 and 2023 provided by Emmerich, Córdova y Asociados S. Civil de R.L. and KPMG foreign members firm, the external auditor of the Group, were as follows:

	Year ended December 31,
In thousands of soles	2025	2024	2023
Audit services fees (i)	10,466	5,445	10,417
Tax services fees	—	387	119
Other non-audit fees	51	88	102

Total	10,517	5,920	10,638

(i)
As of December 31, 2023, Audit services fees include S/ 6,927 thousand that corresponds to costs related to public offering efforts which were included as costs of anticipated equity transactions in Other Assets (note 6).